Exhibit 10.3

CONSENT AND AMENDMENT NO. 4

Dated as of May 7, 2007

to

CREDIT AGREEMENT

Dated as of June 7, 2005

THIS CONSENT AND AMENDMENT NO. 4 (“Amendment”) is made as of May 7, 2007 by and among Encore Capital Group, Inc. (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Agent”), under that certain Credit Agreement dated as of June 7, 2005 by and among the Borrower, the Lenders and the Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has informed the Lenders of its intention to terminate the CFSC Transaction, repay in full all of the indebtedness and other obligations thereunder and acquire the residual interests of the Receivables Portfolios thereunder (the “CFSC Acquisition”);

WHEREAS, the Borrower has requested that the Lenders and the Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Lenders party hereto and the Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Agent have agreed to enter into this Amendment.

1. Consent. Subject to the terms hereof and the satisfaction of the conditions precedent set forth in Section 3 below, the Lenders party hereto consent to the CFSC Acquisition to the extent such acquisition may otherwise be restricted by Sections 6.10 and 6.20 of the Credit Agreement.

2. Amendment to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is amended as follows:

The Borrower’s accounting and tax advisors have indicated that the accounting effects arising from the CFSC Acquisition shall be considered either an interest expense or another tax deductible expense. In the event that such effect is an interest expense, the Maximum Deduction shall be excluded from Consolidated Interest Expense for purposes of clause (ii) of Section 6.22. In the event that such effect is another tax deductible expense, the Maximum Deduction shall be added back to Consolidated EBIT and Consolidated EBITDA for purposes of Sections 6.22 and 6.21.1, respectively. As used herein, “Maximum Deduction” means the amount (not to exceed $11,000,000) of accounting effects arising from (1) the purchase price of the CFSC Acquisition minus (2) the amount of “accrued profit sharing” (as described in the most recent financial statements of the Borrower) in respect of the residual interests of the Receivables Portfolios acquired pursuant to the CFSC Acquisition.

3. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Agent and the Consent and Reaffirmation attached hereto duly executed by the Guarantors and (ii) such other instruments and documents as are reasonably requested by the Agent and (b) the Borrower shall have paid, to the extent invoiced, all expenses of the Agent (including attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents.

4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

(b) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, are true and correct, except for representations and warranties made with reference solely to an earlier date.

5. Covenants of the Borrower. The Borrower hereby covenants that, within 45 days of the date hereof, it will, and will cause MRC Receivables Corporation to, (i) enter into and deliver to the Administrative Agent: (x) an annex to the Guaranty Agreement, (y) an annex to the Pledge and Security Agreement along with, and (z) such other Collateral Documents as are necessary for the Borrower and MRC Receivables Corporation to comply with Section 6.26 of the Credit Agreement, (ii) cause the Applicable Pledge Percentage of the issued and outstanding equity interests of MRC Receivables Corporation to be delivered to the Administrative Agent (together with delivery of its stock certificate(s) and undated stock powers signed in blank), and (iii) deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, certified resolutions and other authority documents of MRC Receivables Corporation and, to the extent requested by the Administrative Agent, favorable opinions of counsel to MRC Receivables Corporation (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Administrative Agent.

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6. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ENCORE CAPITAL GROUP, INC.,
as the Borrower

By:	/s/ J. Brandon Black
Name: J. Brandon Black
Title: President & CEO

Signature Page to Consent and Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

JPMORGAN CHASE BANK,
NATIONAL ASSOCIATION,
as Administrative Agent, as LC Issuer and as a Lender

By:	/s/ Steven J. Krakoski
Name: Steven J. Krakoski
Title: Senior Vice President

Signature Page to Consent and Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

CALIFORNIA BANK & TRUST, as a Lender

By:	/s/ Michael Powell
Name: Michael Powell
Title: Senior Vice President

Signature Page to Consent and Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Gordon W. Wiens
Name: Gordon W. Wiens
Title: Senior Vice President

Signature Page to Consent and Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

BANK OF SCOTLAND, as a Lender

By:	/s/ Karen Weich
Name: Karen Weich
Title: Vice President

Signature Page to Consent and Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

FIRST BANK, as a Lender

By:	/s/ Gil Hector
Name: Gil Hector
Title: Vice President

Signature Page to Consent and Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

MANUFACTURERS BANK, as a Lender

By:	/s/ Maureen Kelly
Name: Maureen Kelly
Title: Vice President

Signature Page to Consent and Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

BANK LEUMI USA, as a Lender

By:	/s/ Jacques V. Delvoye
Name: Jacques V. Delvoye
Title: First Vice President

Signature Page to Consent and Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

GUARANTY BANK, as a Lender

By:	/s/ Michael Ansolabehere
Name: Michael Ansolabehere
Title: Senior Vice President

Signature Page to Consent and Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

CITIBANK (WEST) F.S.B., as a Lender

By:
Name:
Title:

Signature Page to Consent and Amendment No. 4

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Consent and Amendment No. 4 to the Credit Agreement dated as of June 7, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Encore Capital Group, Inc. (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, in its individual capacity as a Lender and in its capacity as contractual representative (the “Agent”), which Consent and Amendment No. 4 is dated as of May 7, 2007 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty Agreement, the Pledge and Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: May 7, 2007

[Signature Page Follows]

MIDLAND CREDIT MANAGEMENT, INC., as a Guarantor		MIDLAND FUNDING NCC-2 CORPORATION, as a Guarantor

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name:	J. Brandon Black	Name:	J. Brandon Black
Title:	President & CEO	Title:	President

ACG HOLDING, INC., as a Guarantor		MIDLAND PORTFOLIO SERVICES, INC., as a Guarantor

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name:	J. Brandon Black	Name:	J. Brandon Black
Title:	President	Title:	President

ACG MANAGEMENT LLC, as a Guarantor		MIDLAND FUNDING LLC, as a Guarantor

By:	ACG HOLDING, INC., as Manager	By:	/s/ J. Brandon Black
By:	/s/ J. Brandon Black	Name: Title:	J. Brandon Black President
Name:	J. Brandon Black
Title:	President

MIDLAND INTERNATIONAL LLC, as a Guarantor		ASCENSION CAPITAL GROUP, LP, as a Guarantor

By:	MIDLAND CREDIT MANAGEMENT, INC., its Sole Member	By:	ACG HOLDING, INC., its General Partner

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name:	J. Brandon Black	Name:	J. Brandon Black
Title:	President & CEO	Title:	President